FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736

ADAMS NATURAL RESOURCES FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES FUND

SEMI-ANNUAL REPORT
JUNE 30, 2022
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Letter to Shareholders

Dear Fellow Shareholders,
In the first six months of 2022, investors faced a long list of challenges that drove market volatility and heightened concerns about a potential recession. Inflation continued to run hot, with the U.S. Consumer Price Index accelerating to a 42-year high annual rate of 9.1% in June. Persistent supply-chain disruptions, the war in Ukraine, and COVID-19 lockdowns in China drove further price increases across virtually every category—food, housing, energy, producer goods, and wages—around the globe. The U.S. Federal Reserve (Fed) raised the federal funds rate by 75 basis points in June, following smaller hikes in March and May, as the central bank attempts to rein in inflation without pushing the economy into recession. In late June, Fed Chair Jerome Powell acknowledged the risk, but said restoring price stability is the central bank’s primary goal.
“Energy was the only sector in the S&P 500 to advance in the first half of 2022, generating a 31.8% return.”

The S&P 500 Index entered a bear market (down 20% from early January’s all-time high) in early June for the seventh time in the last 50 years. The Index finished the first half with a -20.0% return, its weakest performance over the first two quarters of the year since 1970.
In a period where most asset classes and equity sectors declined, Energy was the exception. Energy was the only sector in the S&P 500 to advance in the first half of 2022, generating a 31.8% return. The sector was also among the strongest performers in the second quarter, though it dipped sharply in June and finished the three-month period with a -5.2% return. An imbalance between supply and demand, exacerbated by the war in Ukraine, continued to put upward pressure on oil prices. West Texas Intermediate (WTI) crude oil prices rose almost 40% in the first six months of the year. WTI reached a 13-year high of over $120-per-barrel, before pulling back in June amid signs of a reduction in demand (due in part to high prices), weaker economic data in the United States, and rising fears surrounding global growth. June marked the first monthly decline for WTI since November 2021.
The Materials sector also outperformed the S&P 500 in the first half but recorded a decline of  -17.9%. Many stocks within the sector, particularly agriculture and steel-related names, performed well through May as supply/demand imbalances contributed to strong pricing power. However, as fear of a recession rose late in the second quarter, the sector weakened.
The first half of 2022 provided us with an important reminder of the role that a natural resource investment can play as part of a total financial solution. These companies will often weather an inflationary environment better than other

Letter to Shareholders (continued)

investments, providing valuable balance to a total portfolio. For the first half of 2022, Adams Natural Resources Fund, with exposure to both Energy and Materials, returned 17.9% on net asset value (NAV) and 19.0% on market price.
All industry groups within Energy advanced during the first six months of 2022. The Refining group was a notable contributor to relative return, due primarily to stock selection. In contrast, the Exploration and Production (E&P) group was the largest relative detractor to our portfolio. The Equipment and Services group was also costly on a relative basis.
Our Refining and Marketing investments returned 31.2% in the first half, compared with the benchmark’s 29.7% advance. Above-benchmark exposure to Marathon Petroleum and Valero Energy were key drivers, helping relative returns in both the first half and the second quarter. The current environment is constructive for refiners. U.S. refineries are operating near their maximum capacity to try to keep up with rising demand. Because they have a high fixed cost base, the incremental profitability of these companies is very high as utilization rises. As a result, refiners have seen the strongest earnings estimate revisions within the sector.
While our overweight in the E&P group benefited relative performance in the first half, stock selection made the industry an overall detractor. We have focused our investments on E&P companies with the highest quality resource bases and lowest breakeven cost to produce a barrel of oil. While these stocks have lagged their peers so far this year, we believe this combination will generate superior returns for shareholders over time.
Our Equipment and Services holdings advanced 23.9% during the six-month period, slightly trailing the benchmark’s 24.8% return. While our decision to remain underweight the group has been beneficial, adverse stock selection was costly. We remain comfortable with our overweight in Halliburton within the group, which has less global exposure than its primary competitor, Schlumberger. We believe Halliburton will continue to see solid demand as oil producers must continue to drill new wells simply to maintain current production levels. We see margins and free cash flow improving for the company going forward.
Our Materials investments returned -18.5% for the first six months of 2022, compared to a -17.9% decline for the benchmark. The Metals and Mining industry group was a key detractor in the first half. The primary driver of this was our overweight position in Freeport-McMoRan, a copper and gold mining company, which declined -29.5% after a difficult second quarter. Freeport is one of the largest and lowest-cost producers in the world. While both copper and Freeport stock have retreated as the prospect of a recession has risen, we continue to believe the long-term demand for the commodity is strong as a greater reliance on electricity as a power source will necessitate the use of significantly more copper.
Our underweight in the Specialty Chemicals group was a contributor in the first half, as these stocks tend to be more negatively exposed to inflationary pressures

Letter to Shareholders (continued)

and have struggled in the current environment. Underweights in PPG Industries, Martin Marietta Materials, and Vulcan Materials all bolstered relative performance.
For the six months ended June 30, 2022, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 17.9%. This compares to a total return of 18.9% for the Fund’s benchmark, comprised of the S&P 500 Energy Sector (74% weight) and the S&P 500 Materials Sector (26% weight). The total return on the market price of the Fund’s shares for the period was 19.0%.
For the twelve months ended June 30, 2022, the Fund’s total return on NAV was 27.7%. Comparable return for the Fund’s benchmark was 27.8%. The Fund’s total return on market price was 26.6%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $4.9 million, or $.20 per share, consisting of $.02 net investment income, $.03 short-term capital gain, and $.01 long-term capital gain, realized in 2021, and $.14 of net investment income realized in 2022, all taxable in 2022. On July 21, 2022, an additional net investment income dividend of  $.10 per share was declared for payment on September 1, 2022. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
Looking ahead, we recognize that investors are concerned about volatility, inflation, and a potential recession. We will continue to closely monitor all these macroeconomic stress points. However, as we head into the second half of 2022, we feel as though the market has already priced in a mild recession, and it is far from certain that a recession is imminent, or that inflation will heat up further. When the Fed takes dramatic action, as it has recently, those moves take time to work through the system and it will likely be a while before there is clarity. In times like these, stock selection becomes increasingly important. We remain focused on executing our disciplined investment approach and appreciate the opportunity to help you reach your investment goals.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
July 21, 2022

Portfolio Highlights

June 30, 2022
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$111,069,085	20.2%
Chevron Corporation	83,884,229	15.3
ConocoPhillips	43,937,387	8.0
Pioneer Natural Resources Company	21,727,992	4.0
Occidental Petroleum Corporation	20,628,667	3.8
Linde plc	20,587,148	3.7
Marathon Petroleum Corporation	20,386,847	3.7
EOG Resources, Inc.	16,764,792	3.1
Valero Energy Corporation	15,814,464	2.9
Schlumberger N.V.	15,155,088	2.8
	$369,955,699	67.5%
Industry Weightings

40%
35%
30%
25%
20%
15%
10%
5%
0%
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

June 30, 2022
(unaudited)
Assets
Investments at value*:
Common stocks (cost $469,279,428)	$545,734,581
Short-term investments (cost $3,770,934)	3,770,994	$549,505,575
Cash		150,212
Dividends receivable		590,558
Prepaid expenses and other assets		1,796,128
Total Assets		552,042,473

Liabilities
Due to officers and directors (note 8)		555,333
Accrued expenses and other liabilities		1,904,983
Total Liabilities		2,460,316
Net Assets		$549,582,157

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 24,485,265 shares (includes 14,429 deferred stock units) (note 7)		$24,485
Additional capital surplus		446,913,906
Total distributable earnings (loss)		102,643,766
Net Assets Applicable to Common Stock		$549,582,157
Net Asset Value Per Share of Common Stock		$22.45

*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2022
(unaudited)
Investment Income
Income:
Dividends (net of $16,788 in foreign taxes)	$11,015,461
Other income	4,163
Total Income	11,019,624
Expenses:
Investment research compensation and benefits	798,738
Administration and operations compensation and benefits	273,302
Occupancy and other office expenses	99,143
Investment data services	72,756
Directors’ compensation	252,833
Shareholder reports and communications	82,525
Transfer agent, custody, and listing fees	59,336
Accounting, recordkeeping and other professional fees	42,581
Insurance	17,242
Audit and tax services	55,929
Total Expenses	1,754,385
Net Investment Income	9,265,239

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	22,708,931
Change in unrealized appreciation on investments	51,901,172
Net Gain (Loss)	74,610,103
Change in Net Assets from Operations	$83,875,342
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2022	Year Ended December 31, 2021
From Operations:
Net investment income	$9,265,239	$13,151,141
Net realized gain (loss)	22,708,931	13,085,887
Change in unrealized appreciation	51,901,172	128,117,401
Change in Net Assets from Operations	83,875,342	154,354,429

Distributions to Shareholders from:
Total distributable earnings	(4,896,980)	(21,918,367)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	14,808	6,689,456
Cost of shares purchased (note 5)	—	(478,299)
Change in Net Assets from Capital Share Transactions	14,808	6,211,157
Total Change in Net Assets	78,993,170	138,647,219

Net Assets:
Beginning of period	470,588,987	331,941,768
End of period	$549,582,157	$470,588,987
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 8.9% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the six months ended June 30, 2022, the Fund paid dividends and capital gain distributions of  $437,355 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative market values of portfolio securities covered for research staff and relative net assets for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the six months ended June 30, 2022, shared expenses totaled $8,819,111, of which $7,063,912 and $814 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at June 30, 2022.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of

Notes to Financial Statements (continued)

investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At June 30, 2022, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$545,734,581	$—	$—	$545,734,581
Short-term investments	3,770,994	—	—	3,770,994
Total investments	$549,505,575	$—	$—	$549,505,575
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2022, the identified cost of securities for federal income tax purposes was $473,092,035 and net unrealized appreciation aggregated $76,413,540, consisting of gross unrealized appreciation of $131,562,677 and gross unrealized depreciation of $55,149,137.

Notes to Financial Statements (continued)

Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, and tax straddles for total return swaps. Differences that are permanent are reclassified in the capital accounts of the Fund’s annual financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2022 were $79,544,336 and $75,573,902, respectively.
4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. At June 30, 2022, there were no open total return swap agreements. During the six months ended June 30, 2022, the Fund did not invest in total return swap agreements.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the

Notes to Financial Statements (continued)

other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2022, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2022, the Fund issued 677 shares of its Common Stock at a weighted average price of $21.84 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
On December 17, 2021, the Fund issued 399,160 shares of its Common Stock at a price of $16.73 per share (the average market price on December 8, 2021) to shareholders of record November 22, 2021, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2021, the Fund issued 714 shares of Common Stock at a weighted average price of $16.12 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period. Transactions in its Common Stock for 2022 and 2021 were as follows:
	Shares		Amount
	Six months ended June 30, 2022	Year ended December 31, 2021	Six months ended June 30, 2022	Year ended December 31, 2021
Shares issued in payment of distributions	677	399,874	$14,808	$6,689,456
Shares purchased (at a weighted average discount from net asset value of 15.6% in 2021)	—	(37,000)	—	(478,299)
Net change	677	362,874	$14,808	$6,211,157
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2022, the Fund recorded matching contributions of  $94,223 and a liability, representing the 2022 discretionary contribution, of  $41,564.

Notes to Financial Statements (continued)

7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred by the election of the director, remain outstanding at June 30, 2022.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the six months ended June 30, 2022 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2021	17,970	$26.26
Reinvested dividend equivalents	677	21.84
Issued	(4,218)	23.13
Balance at June 30, 2022	14,429	$26.99
At June 30, 2022, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2022 was $92,627.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2022 to officers and directors amounted to $1,738,828, of which $345,460 was paid to independent directors. These amounts represent the taxable income, including $92,627 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2022, $555,333 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2022, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements (continued)

10. LEASES
The Fund and its affiliated companies jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2022, the Fund recognized rental expense of $38,121.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2022	June 30, 2021	Year Ended December 31,
			2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$19.22	$13.76	$13.76	$18.79	$17.71	$23.26	$24.02
Net investment income	0.38	0.22	0.55	0.45	0.80 (a)	0.42	0.46
Net realized gain (loss) and change in unrealized appreciation	3.05	4.73	5.86	(4.85)	1.41	(4.77)	0.02
Total from operations	3.43	4.95	6.41	(4.40)	2.21	(4.35)	0.48
Less distributions from:
Net investment income	(0.16)	(0.17)	(0.56)	(0.47)	(0.78)	(0.45)	(0.46)
Net realized gain	(0.04)	(0.03)	(0.35)	(0.26)	(0.32)	(0.40)	(0.72)
Return of capital	—	—	—	—	—	(0.32)	—
Total distributions	(0.20)	(0.20)	(0.91)	(0.73)	(1.10)	(1.17)	(1.18)
Capital share repurchases (note 5)	—	—	—	0.14	—	—	—
Reinvestment of distributions	—	—	(0.04)	(0.04)	(0.03)	(0.03)	(0.06)
Total capital share transactions	—	—	(0.04)	0.10	(0.03)	(0.03)	(0.06)
Net asset value, end of period	$22.45	$18.51	$19.22	$13.76	$18.79	$17.71	$23.26
Market price, end of period	$19.47	$16.20	$16.52	$11.37	$16.46	$14.57	$19.84

Total Investment Return (b)
Based on market price	19.0%	44.4%	53.6%	-26.6%	21.1%	-21.4%	4.6%
Based on net asset value	17.9%	36.3%	47.7%	-22.2%	13.7%	-18.5%	3.0%

Ratios/Supplemental Data (c)
Net assets, end of period (in millions)	$550	$446	$471	$332	$561	$523	$674
Ratio of expenses to average net assets	0.63%	1.19%	0.88%	1.47%	0.97%	0.79%	0.78%
Ratio of net investment income to average net assets	3.32%	2.75%	3.15%	3.27%	4.18%	1.89%	2.05%
Portfolio turnover	27.1%	27.9%	20.7%	31.8%	29.5%	47.0%	24.4%
Number of shares outstanding at end of period (in 000’s)	24,485	24,085	24,485	24,122	29,875	29,534	28,999

(a)
In 2019, the Fund received additional dividend income of  $9,693,399, or $0.33 per Fund share, from the acquisition of Anadarko Petroleum Corporation by Occidental Petroleum Corporation.

(b)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the price received in the Fund’s dividend reinvestment plan.

(c)
Ratios and portfolio turnover presented on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

June 30, 2022
(unaudited)
	Shares	Value (a)
Common Stocks — 99.3%
Energy — 81.7%
Equipment & Services — 6.0%
Baker Hughes Company	171,900	$4,962,753
Halliburton Company	407,470	12,778,259
Schlumberger N.V.	423,800	15,155,088
		32,896,100
Exploration & Production — 27.0%
APA Corporation	169,300	5,908,570
Cheniere Energy, Inc.	12,200	1,622,966
ConocoPhillips	489,226	43,937,387
Coterra Energy Inc.	378,500	9,761,515
Devon Energy Corporation	128,500	7,081,635
Diamondback Energy, Inc.	99,100	12,005,965
EOG Resources, Inc.	151,800	16,764,792
Hess Corporation	53,700	5,688,978
Marathon Oil Corporation	141,100	3,171,928
Occidental Petroleum Corporation	350,351	20,628,667
Pioneer Natural Resources Company	97,400	21,727,992
Whiting Petroleum Corporation	452	30,750
Whiting Petroleum Corporation warrants, strike price $73.44, expires 9/1/24 (b)	2,654	35,564
Whiting Petroleum Corporation warrants, strike price $83.45, expires 9/1/25 (b)	1,327	13,934
		148,380,643
Integrated Oil & Gas — 36.4%
Cenovus Energy Inc.	176,700	3,359,067
Chevron Corporation	579,391	83,884,229
Exxon Mobil Corporation	1,296,930	111,069,085
Suncor Energy Inc.	46,400	1,627,248
		199,939,629
Refining & Marketing — 8.2%
Marathon Petroleum Corporation	247,985	20,386,847
Phillips 66	106,675	8,746,283
Valero Energy Corporation	148,800	15,814,464
		44,947,594
Storage & Transportation — 4.1%
Kinder Morgan, Inc.	464,400	7,783,344
ONEOK, Inc.	115,500	6,410,250
Williams Companies, Inc.	274,800	8,576,508
		22,770,102

Schedule of Investments (continued)

June 30, 2022
(unaudited)
	Shares	Value (a)
Materials — 17.6%
Chemicals — 11.2%
Air Products and Chemicals, Inc.	18,700	$4,496,976
Albemarle Corporation	9,000	1,880,820
Celanese Corporation	31,100	3,657,671
CF Industries Holdings, Inc.	51,500	4,415,095
Corteva Inc.	66,245	3,586,504
Dow, Inc.	65,745	3,393,099
DuPont de Nemours, Inc.	42,087	2,339,195
Eastman Chemical Company	8,900	798,953
Ecolab Inc.	25,600	3,936,256
FMC Corporation	10,500	1,123,605
International Flavors & Fragrances Inc.	21,006	2,502,235
Linde plc	71,600	20,587,148
LyondellBasell Industries N.V.	61,400	5,370,044
Mosaic Company	25,601	1,209,135
PPG Industries, Inc.	19,700	2,252,498
		61,549,234
Construction Materials — 2.0%
Martin Marietta Materials, Inc.	4,500	1,346,580
Sherwin-Williams Company	36,400	8,150,324
Vulcan Materials Company	9,800	1,392,580
		10,889,484
Containers & Packaging — 1.4%
Amcor plc	125,100	1,554,993
Avery Dennison Corporation	5,500	890,285
Ball Corporation	29,100	2,001,207
International Paper Company	28,200	1,179,606
Packaging Corporation of America	7,600	1,045,000
Sealed Air Corporation	8,900	513,708
WestRock Company	15,400	613,536
		7,798,335
Metals & Mining — 3.0%
Freeport-McMoRan, Inc.	240,300	7,031,178
Newmont Corporation	86,800	5,179,356
Nucor Corporation	21,100	2,203,051
Steel Dynamics, Inc.	32,500	2,149,875
		16,563,460
Total Common Stocks
(Cost $469,279,428)		545,734,581

Schedule of Investments (continued)

June 30, 2022
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 1.51% (c)	3,001,010	$3,000,410
Northern Institutional Treasury Portfolio, 1.21% (c)	770,584	770,584
Total Short-Term Investments
(Cost $3,770,934)		$3,770,994
Total — 100.0% of Net Assets
(Cost $473,050,362)		549,505,575
Other Assets Less Liabilities — 0.0%		76,582
Net Assets — 100.0%		$549,582,157

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

The accompanying notes are an integral part of the financial statements.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2022
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
Pioneer Natural Resources Company	$9,236,992	4.0%
Halliburton Company	8,247,911	2.3
Occidental Petroleum Corporation	7,343,219	3.8
Coterra Energy Inc.	6,772,084	1.8
Exxon Mobil Corporation	5,923,231	20.2
Linde plc	4,245,407	3.7
APA Corporation	2,965,960	1.1
Chevron Corporation	2,943,096	15.3
Suncor Energy Inc.	1,508,162*	0.3
ConocoPhillips	1,259,814	8.0
LyondellBasell Industries N.V.	1,078,390	1.0
Phillips 66	633,043	1.6
CF Industries Holdings, Inc.	612,244	0.8
Freeport-McMoRan, Inc.	555,254	1.3
Celanese Corporation	413,990	0.7

Reductions
EOG Resources, Inc.	10,071,236	3.1
Devon Energy Corporation	6,119,371	1.3
Marathon Oil Corporation	6,010,148	0.6
Air Products and Chemicals, Inc.	4,000,559	0.8
Schlumberger N.V.	3,810,105	2.8
ONEOK, Inc.	3,642,039	1.2
Sealed Air Corporation	2,870,406	0.1
Canadian Natural Resources Limited	2,427,622	—
Williams Companies, Inc.	1,826,020	1.6
Cheniere Energy, Inc.	1,800,448	0.3
Quanta Services, Inc.	1,733,195	—
Marathon Petroleum Corporation	1,703,309	3.7
Ecolab Inc.	1,414,188	0.7
Hess Corporation	1,325,143	1.0
Valero Energy Corporation	1,082,658	2.9
Sylvamo Corporation	77,388	—

*
New position

The transactions presented above represent all new and fully-eliminated positions and up to the fifteen largest net additions and reductions to existing portfolio securities during the period, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2012	$732,988	26,326	$27.84	$23.92	$.42	$1.18	$—	$1.60	6.4%
2013	863,690	26,775	32.26	27.38	.46	1.42	—	1.88	7.2
2014	754,506	27,381	27.56	23.84	.51	1.38	—	1.89	6.6
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
2019	561,469	29,875	18.79	16.46	.78	.32	—	1.10	6.9
2020	331,942	24,122	13.76	11.37	.47	.26	—	.73	6.1
2021	470,589	24,485	19.22	16.52	.56	.35	—	.91	6.3
June 30, 2022	549,582	24,485	22.45	19.47	.26**	.04	—	.30**	—

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. The average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

**
Includes amounts declared but not yet paid.

Annual Meeting of Stockholders

(unaudited)
The Annual Meeting of Stockholders was held on April 21, 2022. The following votes were cast for directors:
	Votes For	Votes Withheld
Kenneth J. Dale	18,486,292	669,089
Frederic A. Escherich	15,167,105	3,988,276
Mary Chris Jammet	15,203,337	3,952,044
Lauriann C. Kloppenburg	15,187,510	3,967,871
Kathleen T. McGahran	18,469,400	685,981
Jane Musser Nelson	18,532,962	622,419
Mark E. Stoeckle	18,487,307	668,074
A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2022 was approved with 18,817,805 votes for, 176,981 votes against, and 160,595 shares abstaining.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Other Information

(unaudited)
Distribution Commitment and Payment Schedule
The Fund established an annual 6% minimum distribution rate commitment that has been met or exceeded since its adoption in 2012. The commitment is not a guarantee, and may be changed by the Board should market or other conditions warrant. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital.
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock, cash, or both. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their elections by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2022 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.

Adams Natural Resources Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (5)	Lauriann C. Kloppenburg(1)(3) (4)	Mark E. Stoeckle (1)
Frederic A. Escherich (1) (3) (4)	Kathleen T. McGahran (1) (2) (3)
Mary Chris Jammet (2) (4)	Jane Musser Nelson (2) (3)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(866) 723-8330
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/22-1/31/22	0	$--	0	1,135,658
2/1/22-2/28/22	0	--	0	1,135,658
3/1/22-3/31/22	0	--	0	1,135,658
4/1/22-4/30/22	0	--	0	1,135,658
5/1/22-5/31/22	0	--	0	1,135,658
6/1/22-6/30/22	0	--	0	1,135,658
Total	0	$--	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby purchases will occur when the discount exceeds 15% of net asset value for at least 30 consecutive trading days.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 1,332,000 shares.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

	(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	August 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	August 1, 2022

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	August 1, 2022